Exhibit 10.14

CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

This LICENSE AGREEMENT (“Agreement”) is entered into as of April 10, 2014 (“Effective Date”) by and between ReGenX Biosciences, LLC, a limited liability company organized under the laws of the State of Delaware, with offices at 750 17th Street, NW, Suite 1100, Washington, DC 20006, USA (“Licensor”), and AAVLife, a French simplified joint stock company (Société par actions simplifiée) whose registered office is 183/189 avenue de Choisy – 75013 Paris, France (“Licensee”). Licensor and Licensee are hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Licensor has rights under certain Licensed Patents (as defined herein) pertaining to certain recombinant adeno-associated virus vectors; and

WHEREAS, Licensee desires to obtain from Licensor certain licenses under the Licensed Patents under the terms set forth herein;

NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE 1: DEFINITIONS

1.1 “AAV7” means (a) the recombinant adeno-associated virus serotype 7 vector with the specified sequence set forth in GenBank **** and (b) any recombinant adeno-associated virus derivatives of such serotype 7 vector that are covered by the claims of the Licensed Patents set forth on Exhibit A-1 (or other Licensed Patents relating thereto described in Section 1.19(b) or 1.22(b), as applicable).

1.2 “AAV8” means (a) the recombinant adeno-associated virus serotype 8 vector with the specified sequence set forth in GenBank **** and (b) any recombinant adeno-associated virus derivatives of such serotype 8 vector that are covered by the claims of the Licensed Patents set forth on Exhibit A-2 (or other Licensed Patents relating thereto described in Section 1.19(b) or 1.22(b), as applicable).

1.3 “AAV9” means (a) the recombinant adeno-associated virus serotype 9 vector with the specified sequence set forth in GenBank **** and (b) any recombinant adeno-associated virus derivatives of such serotype 9 vector that are covered by the claims of the Licensed Patents set forth on Exhibit A-3 (or other Licensed Patents relating thereto described in Section 1.19(b) or 1.22(b), as applicable).

1.4 “AAVrhl0” means (a) the recombinant adeno-associated virus serotype rh10 vector with the specified sequence set forth in GenBank **** and (b) any recombinant adeno-associated virus derivatives of such serotype rh10 vector that are covered by the claims of the Licensed Patents set forth on Exhibit A-4 (or other Licensed Patents relating thereto described in Section 1.19(b) or 1.22(b), as applicable).

1.5 “AAV Materials” means AAV Vectors, and any materials that are made or used for the sole purpose of making AAV Vectors, in each case, which, in the absence of the license granted

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pursuant to Section 2.2, would infringe or is covered by at least one Valid Claim of the applicable Licensed Research Patents in the country of manufacture or use.

1.6 “AAV Vectors” means, collectively, AAV7, AAV8, AAV9, and AAVrh10.

1.7 “Affiliate” means any legal entity directly or indirectly, during the Term, controlling, controlled by, or under common control with another entity. For purposes of this Agreement, “control” means the direct or indirect ownership of more than 50% of the outstanding voting securities of a legal entity, or the right to receive more than 50% of the profits or earnings of a legal entity, or the right to control the policy decisions of a legal entity. An entity may be or become an Affiliate of an entity and may cease to be an Affiliate of an entity, in each case, during the Term.

1.8 “Calendar Quarter” means each three-month period or any portion thereof, beginning on January 1, April 1, July 1, and October 1.

1.9 “Commercial Field” means (a) the treatment of Friedreich’s Ataxia (Systemic) in human beings by in vivo gene therapy with AAVrh10; and (b) if and when a Commercial Option is exercised for a Disease Indication by Licensee under Section 2.3, the treatment of such Disease Indication in human beings by in vivo gene therapy with the Specified Vector selected for such Disease Indication.

1.10 “Commercial Option” has the meaning set forth in Section 2.3.

1.11 “Confidential Information” means and includes all technical information, inventions, developments, discoveries, software, know-how, methods, techniques, formulae, animate and inanimate materials, data, processes, finances, business operations or affairs, and other proprietary ideas, whether or not patentable or copyrightable, of either Party that are (a) marked or otherwise identified as confidential or proprietary at the time of disclosure in writing; or (b) if disclosed orally, visually, or in another non-written form, identified as confidential at the time of disclosure and summarized in reasonable detail in writing as to its general content within 30 days after original disclosure. The Parties acknowledge that (i) the terms and conditions of this Agreement and (ii) the records and reports referred to in Section 3.7 will be deemed the Confidential Information of both Parties, regardless of whether such information is marked or identified as confidential. Notwithstanding the foregoing, Confidential Information will not include the following, in each case, to the extent evidenced by competent written proof of the Receiving Party:

1.11.1 information that was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

1.11.2 information that was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

1.11.3 information that became generally available to the public or otherwise part of the public domain after its disclosure, other than through any act or omission of the Receiving Party in breach of this Agreement;

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1.11.4 information that is independently discovered or developed by the Receiving Party without the use of Confidential Information of the Disclosing Party; or

1.11.5 information that was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others.

1.12 “Disclosing Party” has the meaning set forth in Section 5.1.

1.13 “Disease Indication(s)” means Friedreich’s Ataxia (CNS) and Friedreich’s Ataxia (Systemic).

1.14 “Domain Antibody” ****.

1.15 “FDA” means the United States Food and Drug Administration, or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

1.16 “Friedreich’s Ataxia (CNS)” means Friedreich’s Ataxia that is treated by administration of the applicable AAV Vector directly to the central nervous system (brain and spinal cord).

1.17 “Friedreich’s Ataxia (Systemic)” means Friedreich’s Ataxia that is treated by administration of the applicable AAV Vector by any route except administration directly to the central nervous system (brain and spinal cord).

1.18 “GSK Agreement” means that certain License Agreement entered into between Licensor and SmithKline Beecham Corporation, effective on March 6, 2009, as amended by that certain Amendment to License Agreement dated April 15, 2009, and as amended from time to time.

1.19 “Licensed Commercial Patents” means, on a Specified Vector-by-Specified Vector basis, to the extent they cover such Specified Vector, (a) all United States patents and patent applications listed in Exhibit A-1 (if the Specified Vector is AAV7), Exhibit A-2 (if the Specified Vector is AAV8), Exhibit A-3 (if the Specified Vector is AAV9), or Exhibit A-4 (if the Specified Vector is AAVrh10), including patents arising from such patent applications; and (b) any re-examination certificates thereof, and their foreign counterparts and extensions, continuations, divisionals, and re-issue applications; provided that “Licensed Commercial Patents” will not include any claim of a patent or patent application covering any Manufacturing Technology.

1.20 “Licensed Patents” means the Licensed Commercial Patents or Licensed Research Patents, as applicable.

1.21 “Licensed Product” means (a) any product using the applicable Specified Vector that is made, made for, used, sold, offered for sale, or imported by Licensee, its Affiliates, and any of its or their Sublicensees, the manufacture, use, sale, offer for sale, or import of which product, in the absence of the license granted pursuant to this Agreement, would infringe or is covered by at

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least one Valid Claim of the Licensed Commercial Patents in the country of manufacture, use, sale, offer for sale, or import, including products manufactured by a process that would infringe or is covered by at least one Valid Claim of the Licensed Commercial Patents in the country of manufacture, use, sale, offer for sale, or import; or (b) any service sold by Licensee, its Affiliates, and any of its or their Sublicensees with respect to the administration of any product using the applicable Specified Vector to patients that, in the absence of the license granted pursuant to this Agreement, would infringe or is covered by at least one Valid Claim of the Licensed Commercial Patents in the country of sale.

1.22 “Licensed Research Patents” means (a) all United States patents and patent applications listed in Exhibit A-1 (in the case of AAV7), Exhibit A-2 (in the case of AAV8), Exhibit A-3 (in the case of AAV9), and Exhibit A-4 (in the case of AAVrh10), in each case, including patents arising from such patent applications; and (b) any re-examination certificates thereof, and their foreign counterparts and extensions, continuations, divisionals, and re-issue applications; provided that “Licensed Research Patents” will not include any claim of a patent or patent application covering any Manufacturing Technology.

1.23 “Manufacturing Technology” means any and all patents, patent applications, know-how, and all intellectual property rights associated therewith that are owned or controlled by Licensor, and including all tangible embodiments thereof, that are necessary or useful for the manufacture of adeno-associated viruses, adeno-associated virus vectors, research or commercial reagents related thereto, Licensed Products, or other products, including manufacturing processes, technical information relating to the methods of manufacture, protocols, standard operating procedures, batch records, assays, formulations, quality control data, specifications, scale up, any and all improvements, modifications, and changes thereto, and any and all activities associated with such manufacture. Any and all chemistry, manufacturing, and controls (CMC), drug master files (DMFs), or similar materials provided to regulatory authorities and the information contained therein are deemed Manufacturing Technology.

1.24 “NDA” means a New Drug Application filed with the FDA as described in 21 C.F.R. § 314, a Biological License Application (BLA) pursuant to 21 C.F.R. § 601.2, or any equivalent or any corresponding application for regulatory approval in any country or regulatory jurisdiction other than the United States.

1.25 “Net Sales” means the gross receipts from sales or other disposition of a Licensed Product (including fees for services within the definition of “Licensed Product”) by Licensee and/or its Affiliates and/or any Sublicensees to Third Parties less the following deductions that are directly attributable to a sale, specifically and separately identified on an invoice or other documentation and actually borne by Licensee, its Affiliates, or any Sublicensees: ****

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****. In the event consideration other than cash is paid to Licensee, its Affiliates, or any Sublicensees, for purposes of determining Net Sales, the Parties shall use the cash consideration that Licensee, its Affiliates, or any Sublicensees would realize from an unrelated buyer in an arm’s length sale of an identical item sold in the same quantity and at the time and place of the transaction, as determined jointly by Licensor and Licensee based on transactions of a similar type and standard industry practice, if any.

1.26 “Penn Agreement” means that certain License Agreement entered into between Licensor and The Trustees of the University of Pennsylvania, effective on February 24, 2009, as amended by that letter agreement dated March 6, 2009, and as amended from time to time.

1.27 “Phase 3 Clinical Trial” means a pivotal clinical trial in humans performed to gain evidence with statistical significance of the efficacy of a product in a target population, and to obtain expanded evidence of safety for such product that is needed to evaluate the overall benefit-risk relationship of such product, to form the basis for approval of an NDA and to provide an adequate basis for physician labeling, as described in 21 C.F.R. § 312.21(c) or the corresponding regulation in jurisdictions other than the United States.

1.28 “Prosecute” means preparation, filing, and prosecuting patent applications and maintaining patents, including any reexaminations, reissues, oppositions, inter partes review, and interferences.

1.29 “Receiving Party” has the meaning set forth in Section 5.1.

1.30 “ReGenX Licensors” means SmithKline Beecham Corporation (or any successor thereto under the GSK Agreement) and The Trustees of the University of Pennsylvania (or any successor thereto under the Penn Agreement).

1.31 “Research Field” means Licensee’s internal research and pre-clinical development for the treatment of either Disease Indication in humans by in vivo gene therapy using AAV Materials (excluding AAVrh10 for Friedreich’s Ataxia (Systemic)). “Research Field” specifically excludes (without limitation) (a) all human clinical trial use, diagnostic use, therapeutic use, and prophylactic use, and (b) any commercial uses.

1.32 “Research Term” means the following:

(a)	with respect to Friedreich’s Ataxia (Systemic), a period beginning with the Effective Date and ending on the earlier of (i) **** and (ii) ****; and

(b)	with respect to Friedreich’s Ataxia (CNS), a period beginning with the Effective Date and ending on the earlier of (i) **** and (ii) the **** of the Effective Date.

1.33 “Retained Rights” has the meaning set forth in Section 2.4.

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1.34 “Specified Vector” means the following:

(a)	with respect to Friedreich’s Ataxia (Systemic), (i) AAVrhl0 and (ii) if a Commercial Option is exercised with respect to Friedreich’s Ataxia (Systemic), the AAV Vector that is selected by Licensee pursuant to Section 2.3, and

(b)	with respect to Friedreich’s Ataxia (CNS), if a Commercial Option is exercised with respect to Friedreich’s Ataxia (CNS), the AAV Vector that is selected by Licensee pursuant to Section 2.3.

The Specified Vectors and applicable Disease Indication will be set forth on Exhibit B (to be amended as of the applicable Grant Date as provided in Section 2.3).

1.35 “Sublicensee” means (i) any Third Party or Affiliate to whom Licensee grants a sublicense of some or all of the rights granted to Licensee under this Agreement as permitted by this Agreement; and (ii) any other Third Party or Affiliate to whom a sublicensee described in clause (i) has granted a further sublicense as permitted by this Agreement.

1.36 “Third Party” means any person or entity other than a Party to this Agreement or Affiliates of a Party to this Agreement.

1.37 “Valid Claim” means a claim of an issued and unexpired patent (including any patent claim the term of which is extended by any extension, supplementary protection certificate, patent term restoration, or the like) included within the Licensed Patents or a claim of a pending patent application included within the Licensed Patents, which has not lapsed, been abandoned, been held revoked, or been deemed unenforceable or invalid by a non-appealable decision or an appealable decision from which no appeal was taken within the time allowed for such appeal of a court or other governmental agency of competent jurisdiction.

ARTICLE 2: LICENSE GRANTS

2.1 Exclusive License Grant. Subject to the terms and conditions of this Agreement, including the Retained Rights, Licensor hereby grants to Licensee an exclusive, sublicensable (as provided in Section 2.6 only), non-transferable (except as provided in Section 10.2), royalty-bearing, worldwide license under the Licensed Commercial Patents to make, have made, use, import, sell, and offer for sale Licensed Products using AAVrh10 solely in the Commercial Field of Friedreich’s Ataxia (Systemic), including, for the avoidance of doubt, the right to conduct research and development.

2.2 Research License Grant. Subject to the terms and conditions of this Agreement, including the Retained Rights, during the Research Term, Licensor hereby grants to Licensee a non-exclusive, sublicensable (as provided in Section 2.6 only), non-transferable (except as provided in Section 10.2), worldwide license under the Licensed Research Patents to make, have made, and use AAV Materials in the Research Field (including, for the avoidance of doubt, the right to conduct research and pre-clinical development) solely for purposes of selecting Specified Vector(s) for use in the Commercial Field upon exercise of a Commercial Option. For the

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avoidance of doubt, the foregoing license in this Section 2.2 does not include the right to sell, offer for sale, or import any AAV Materials.

2.3 Commercial License Option. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee the option, exercisable at Licensee’s sole discretion, to obtain a non-exclusive worldwide license with respect to each of the Disease Indications and a single Specified Vector for such Disease Indication (each such right with respect to a particular Disease Indication, a “Commercial Option”) in accordance with the following provisions:

2.3.1 Method of Exercise. To exercise the Commercial Option for a particular Disease Indication, Licensee must provide written notice to Licensor prior to the end of the applicable Research Term, which written notice must specify the Disease Indication and Specified Vector (as further described in Section 2.3.2) with respect to which Licensee desires to exercise its Commercial Option. For Friedreich’s Ataxia (CNS), such written notice must be accompanied by a wire transfer of the commercial option fee set forth in Section 3.2.

2.3.2 Specified Vector. For purposes of selecting a Specified Vector for use with a Disease Indication, the Specified Vector must be ****. Upon Licensor’s receipt of the notice and, if applicable, fee described in Section 2.3.1, Exhibit B will be amended to set forth the Specified Vector for each Disease Indication with respect to which a Commercial Option is exercised.

2.3.3 License Grant Upon Exercise. If Licensee exercises the Commercial Option for a particular Disease Indication, effective upon Licensor’s receipt of the notice and, if applicable, fee described in Section 2.3.1 (the “Grant Date” for such Disease Indication with respect to the applicable Specified Vector), subject to the terms and conditions of this Agreement, including the Retained Rights, Licensor shall be deemed to have granted to Licensee a non-exclusive, sublicensable (as provided in Section 2.6 only), non-transferable (except as provided in Section 10.2), royalty-bearing, worldwide license under the applicable Licensed Commercial Patents to make, have made, use, import, sell, and offer for sale Licensed Products using the Specified Vector solely in the Commercial Field of such Disease Indication, including, for the avoidance of doubt, the right to conduct research and development.

2.3.4 Disease Indications. For the avoidance of doubt, the foregoing license granted pursuant to Section 2.3.3 will be deemed granted on the Grant Date on a Disease Indication-by-Disease Indication basis, solely with respect to the Commercial Field associated with the Disease Indication for which the Commercial Option was exercised under this Section 2.3 and solely with respect to Licensed Products using the Specified Vector selected for the particular Disease Indication. The Parties acknowledge that there may be different Grant Dates for each Disease Indication, depending on when and if Licensee exercises the Commercial Option for a particular Disease Indication. As set forth above, Licensee, at its sole discretion, may exercise the Commercial Option with respect to either or both of the two Disease Indications. If Licensee exercises the Commercial Option with respect to only one of the Disease Indications but not both, the Commercial Option will terminate with respect to the unexercised Disease Indication at the end of the applicable Research Term (together with the license granted under Section 2.2), and Licensee will have no further rights under this Agreement with respect to Friedreich’s Ataxia

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(CNS) if it is the unexercised Disease Indication or with respect to Friedreich’s Ataxia (Systemic) with respect to any Specified Vector (other than AAVrhl0) if it is the unexercised Disease Indication; provided that the termination of a Commercial Option with respect to Friedreich’s Ataxia (Systemic) will not affect Licensee’s rights under this Agreement with respect to the license granted under Section 2.1.

2.4 Retained Rights. Except for the rights and licenses specified in Sections 2.1, 2.2, and, if applicable, 2.3.3, no license or other rights are granted to Licensee under any intellectual property of Licensor, whether by implication, estoppel, or otherwise and whether such intellectual property is subordinate, dominant, or otherwise useful for the practice of the Licensed Patents. Notwithstanding anything to the contrary in this Agreement, Licensor may use and permit others to use the Licensed Patents for any research, development, commercial, or other purposes inside or outside of the Commercial Field (other than to the extent of the exclusive license under Section 2.1) or the Research Field. Without limiting the foregoing, and notwithstanding anything in this Agreement to the contrary, Licensee acknowledges and agrees to the following rights retained by Licensor and the ReGenX Licensors (individually and collectively, the “Retained Rights”), whether inside or outside the Commercial Field or Research Field:

2.4.1 The rights and licenses granted in Sections 2.1, 2.2, and, if applicable, 2.3.3 shall not include any right (and Licensor and the ReGenX Licensors retain the exclusive (even as to Licensee), fully sublicensable right) under the Licensed Patents to make, have made, use, sell, offer to sell, and import Domain Antibodies that are expressed by an adeno-associated vector, including any Specified Vector.

2.4.2 Licensor and the ReGenX Licensors retain the following rights with respect to the Licensed Patents:

(a)	A non-exclusive, sublicensable right under the Licensed Patents to make, have made, use, sell, offer to sell, and import products that deliver RNA interference and antisense drugs using an adeno-associated vector, including any Specified Vector; and

(b)	A non-exclusive right for the ReGenX Licensors (which right is sublicensable by such licensors) to use the Licensed Patents for non-commercial research purposes and to use the Licensed Patents for such licensors’ discovery research efforts with non-profit organizations and collaborators.

2.4.3 The rights and licenses granted in Sections 2.1, 2.2 and, if applicable, 2.3.3 shall not include any right (and Licensor retains the exclusive (even as to Licensee), fully sublicensable right) under the Licensed Patents:

(a)

to conduct commercial reagent and services businesses, which includes the right to make, have made, use, sell, offer to sell, and import research reagents, including any viral vector construct; provided that, for clarity, the foregoing retained right does not give Licensor (i) the right to conduct

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clinical trials in humans in the Commercial Field for Friedreich’s Ataxia (Systemic) using AAVrh10 or (ii) the exclusive right to conduct clinical trials in humans in any other Commercial Field with respect to which a Commercial Option has been exercised, though Licensor retains the non-exclusive right to do so; or

(b)	to use the Licensed Patents to provide services to any Third Parties; provided that Licensee’s license under Sections 2.1 and, if applicable, 2.3.3 does include the right to provide the service of the administration of Licensed Products to patients.

2.4.4 Licensor retains the fully sublicensable right under the Licensed Patents to grant non-exclusive research and development licenses to Affiliates and Third Parties; provided that such development rights granted by Licensor shall not include the right to conduct clinical trials in humans in the Commercial Field for Friedreich’s Ataxia (Systemic) using AAVrhl0 or any rights to sell products using AAVrhl0 in the Commercial Field for Friedreich’s Ataxia (Systemic).

2.4.5 The Trustees of the University of Pennsylvania may use and permit other non-profit organizations or other non-commercial entities to use the Licensed Patents for educational and research purposes.

2.5 Government Rights. Licensee acknowledges that the United States government retains certain rights in intellectual property funded in whole or part under any contract, grant, or similar agreement with a federal agency. The license grants hereunder are expressly subject to all applicable United States government rights, including any applicable requirement that products that result from such intellectual property and are sold in the United States must be substantially manufactured in the United States.

2.6 Sublicensing.

2.6.1 The research license granted pursuant to Section 2.2 is not sublicensable by Licensee, except to its Affiliates; provided that any such sublicense to an Affiliate must comply with the provisions of this Section 2.6 (including Section 2.6.2). The license granted pursuant to Sections 2.1 and, if applicable, 2.3.3 is sublicensable by Licensee to any Affiliates or Third Parties; provided that any such sublicense must comply with the provisions of this Section 2.6 (including Section 2.6.2).

2.6.2 The right to sublicense granted to Licensee under this Agreement is subject to the following conditions:

(a)	Licensee may only grant sublicenses pursuant to a written sublicense agreement with the Sublicensee; ****. Licensor must receive written notice as soon as practicable following execution of any such sublicenses.

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(b)	In each sublicense agreement, the Sublicensee must be required to comply with the terms and conditions of this Agreement to the same extent as Licensee has agreed and must acknowledge that Licensor is an express third party beneficiary of such terms and conditions under such sublicense agreement.

(c)	The official language of any sublicense agreement shall be English.

(d)	Within **** after entering into a sublicense, Licensor must receive an unredacted copy of the sublicense written in the English language for Licensor’s records and to share with the ReGenX Licensors.

(e)	Licensee’s execution of a sublicense agreement will not relieve Licensee of any of its obligations under this Agreement. Licensee is and shall remain **** to Licensor for all of Licensee’s duties and obligations contained in this Agreement and for any act or omission of an Affiliate or Sublicensee that would be a breach of this Agreement if performed or omitted by Licensee, and Licensee will be deemed to be in breach of this Agreement as a result of such act or omission.

2.7 Improvements.

2.7.1 Licensee hereby grants to Licensor a non-exclusive, worldwide, royalty-free, transferable, sublicensable, irrevocable, perpetual license:

(a)	to use any Licensed Back Improvements (and any intellectual property rights with respect thereto) consummate in scope to the Retained Rights, and

(b)	to practice the Licensed Back Improvements (and any intellectual property rights with respect thereto) for any and all purposes, including the right to research, develop, make, have made, use, offer for sale, and sell products and services; provided that, during the term of this Agreement, Licensor shall have no right, under the license in this Section 2.7.1(b), to practice the Licensed Back Improvements with respect to AAVrh10 in the Commercial Field of Friedreich’s Ataxia (Systemic).

2.7.2 For purposes of this Agreement, “Licensed Back Improvements” means any patentable modifications or improvements developed by Licensee, any of its Affiliates, or any Sublicensees to any vector that is the subject of a claim within the Licensed Patents, which modification or improvement is developed by Licensee or any of its Affiliate during the term of this Agreement or by any Sublicensee during the term of any sublicense agreement with such Sublicensee.

2.7.3 Licensee agrees to provide prompt notice to Licensor upon the filing of any patent application covering any Licensed Back Improvement, together with a reasonably detailed description of or access to such Licensed Back Improvement to permit the practice of any such invention or improvement.

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2.8 Covenants Regarding In-Licenses. During the term of this Agreement, without the prior written consent of Licensee, which consent shall not be unreasonably withheld, Licensor agrees not to exercise its right to terminate and will not amend either the GSK Agreement or Penn Agreement if such termination or amendment would materially, adversely affect Licensee’s rights under this Agreement with respect to the Licensed Patents.

2.9 Section 365(n) of the Bankruptcy Code. All rights and licenses granted to Licensee or Licensor under or pursuant to this Agreement are and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (Title 11, U.S. Code), as amended (the “Bankruptcy Code”) or any comparable law outside the United States, licenses of rights to “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code. The Parties will retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code and any comparable law outside the United States.

ARTICLE 3: CONSIDERATION

3.1 Initial Fee. In consideration of the rights and licenses granted to Licensee under this Agreement, Licensee shall pay Licensor an initial fee of $600,000, of which ****will be paid upon the Effective Date and **** will be paid upon the earlier of (a) December 31, 2014 and (b) the closing of a transaction (or series of transactions) involving the issuance or sale of equity securities of Licensee pursuant to which Licensee receives proceeds of not less than US ****; provided that such **** portion of the initial fee will be immediately payable upon any termination of this Agreement prior to the earlier of those events.

3.2 Commercial Option Fee. If Licensee exercises the Commercial Option granted to Licensee under Section 2.3 with respect to Friedreich’s Ataxia (CNS), Licensee shall pay Licensor a fee of $300,000. For clarity, no such fee will be required with respect to exercising the Commercial Option with respect to Friedreich’s Ataxia (Systemic).

3.3 Annual Maintenance Fee. In consideration of the rights and licenses granted to Licensee under this Agreement, Licensee shall pay Licensor on-going annual maintenance fees no later than **** after each anniversary of the Effective Date. The annual maintenance fees will be as follows:

(a)	**** for Friedreich’s Ataxia (Systemic) and

(b)	if the Commercial Option with respect to Friedreich’s Ataxia (CNS) is exercised, then, following such exercise, **** for Friedreich’s Ataxia (CNS).

3.4 Milestone Fees. In consideration of the rights and licenses granted to Licensee under this Agreement, Licensee shall pay Licensor the following milestone payments on a per-Disease Indication basis for the first Licensed Product to achieve such milestone event:

3.4.1 Friedreich’s Ataxia (Systemic) Milestones.

Friedreich’s Ataxia (Systemic) Milestone	Milestone Payment

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Friedreich’s Ataxia (Systemic) Milestone	Milestone Payment
1. First treatment of human subject in a clinical trial (i.e., first patient, first dose)	****
2. First treatment in Phase 3 Clinical Trial (i.e., first patient, first dose)	****
3. NDA submission in the United States	****
4. NDA submission in the European Union or the rest of the world (excluding the United States)	****
5. NDA approval in the United States	****
6. NDA approval in the European Union or the rest of the world (excluding the United States)	****

Total (per such Disease Indication):	$8,850,000

3.4.2 Friedreich’s Ataxia (CNS).

Friedreich’s Ataxia (CNS) Milestone	Milestone Payment
1. First treatment of human subject in a clinical trial (i.e., first patient, first dose)	****
2. First treatment in Phase 3 Clinical Trial (i.e., first patient, first dose)	****
3. NDA submission in the United States	****
4. NDA submission in the European Union or the rest of the world (excluding the United States)	****
5. NDA approval in the United States	****
6. NDA approval in the European Union or the rest of the world (excluding the United States)	****

Total (per such Disease Indication):	$5,000,000

3.4.3 For clarity, the milestone payments set forth in Section 3.4.1 are payable **** with respect to Friedreich’s Ataxia (Systemic), and the milestone payments set forth in Section 3.4.2 are payable **** with respect to Friedreich’s Ataxia (CNS), in each case, with respect to the **** Licensed Product for such Disease Indication that achieves the milestone event, ****. To the extent that either of the two development milestones in Section 3.4.1 or 3.4.2 (i.e., first treatment of human subject in a clinical trial or first treatment in Phase 3 Clinical Trial in the applicable Disease Indication) has not been paid at the time of achievement of either NDA submission milestone within the same Disease Indication, then, upon the achievement of either of such NDA submission milestones, the preceding unpaid development milestone payments within such Disease Indication shall be made in addition to the payment corresponding to the NDA submission milestone that has been achieved.

3.5 Royalties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

3.5.1 In consideration of the rights and licenses granted to Licensee under this Agreement, Licensee shall pay to Licensor the following royalties based upon the annual Net Sales worldwide of all Licensed Products in a given calendar year, subject to the reductions in royalty rates set forth in Section 3.5.2:

Cumulative Annual Net Sales of all Licensed Products Worldwide	Royalty Percentage
Portion of Net Sales less than $300,000,000	*	***
Portion of Net Sales between (and including) $300,000,000 through (and including) $600,000,0000	*	***
Portion of Net Sales greater than $600,000,000	*	***

3.5.2 Third Party Royalties Stacking Provision. If Licensee must obtain a license from a Third Party to avoid infringement of such Third Party’s rights in order to manufacture, use, or commercialize a given Licensed Product and if the royalties required to be paid to such Third Party for such license, together with those royalties payable to Licensor, in the aggregate, exceed **** of Net Sales for any Licensed Product, then the royalty owed to Licensor for that Licensed Product will be reduced by an amount calculated as follows:

STACKING ROYALTY CALCULATIONS

R = (C * (A / (A+B)))

Where

R = reduction of Licensor royalty,

A = unreduced Licensor royalty,

B = sum of all Third Party royalties,

C = increment of projected total royalty above ****

Example Calculation:

Assume:	i) all Third Party royalties = ****
ii) unreduced Licensor royalty = ****
iii) projected total royalty = ****

R= (**** – ****)* (**** / (**** + ****))
R = (**** * ****)
R = ****
Licensor Stacked Royalty = **** – **** = ****%

Notwithstanding the foregoing, Licensee will pay to Licensor no less than **** of the royalties that Licensee would otherwise pay to Licensor with respect to Net Sales of Licensee if there were no royalties due to Third Parties.

3.5.3 Royalty Payment Period. Licensee’s obligation hereunder for payment of a royalty under this Section 3.5 on the Net Sales of Licensed Products in a given country will end on a Licensed Product-by-Licensed Product and country-by-country basis when ****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****. For clarity, only one royalty, determined in accordance with this Section 3.5, is payable on the Net Sales of any unit of a Licensed Product.

3.6 Sublicense Fees.

3.6.1 In further consideration of the rights and licenses granted to Licensee under this Agreement, Licensee will pay Licensor a percentage of any sublicense fees (****) received by Licensee or its Affiliates for the Licensed Commercial Patents from any Third Party Sublicensee or from any Third Party granted any option to obtain a sublicense. The applicable percentage due to Licensor for each sublicense (or option) in the Commercial Field of Friedreich’s Ataxia (CNS) shall be **** The applicable percentage due to Licensor for each sublicense (or option) in the Commercial Field of Friedreich’s Ataxia (Systemic) shall be as follows:

Friedreich’s Ataxia (Systemic)

Event	Sublicense Fee Rate

If sublicensed (or optioned) on or before ****	*	***

If sublicensed (or optioned) on or before ****	*	***

If sublicensed (or optioned) on or before ****	*	***

If sublicensed (or optioned) after ****	*	***

For the avoidance of doubt, with respect to an option to obtain a sublicense in the Commercial Field of Friedreich’s Ataxia (Systemic), if a sublicense is later granted as a result of the exercise of such option, the sublicense fees applicable to such sublicense will be determined by reference to ****.

3.6.2 With respect to the obligations under this Section 3.6, Licensee shall not be required to submit any amounts received from a Third Party for the following:

(a)	Reimbursement or payment, in either case, of Licensee’s actual costs for research, development, and/or manufacturing activities performed by Licensee or its Affiliates corresponding directly to the research, development and/or manufacturing of Licensed Products pursuant to a specific agreement;

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

(b)	Consideration received for the purchase of an equity interest in Licensee or its Affiliates at fair market value or in the form of loans at commercially reasonable rates of interest; and

(c)	Any and all amounts paid to Licensee or its Affiliates by a Third Party Sublicensee as royalties on sales of Licensed Product sold by such Sublicensee under a sublicense agreement.

3.6.3 If Licensee or its Affiliate receives sublicense fees from Third Party Sublicensees or from any Third Party granted any option to obtain a sublicense under this Agreement in the form of non-cash consideration, then, at Licensor’s option, Licensee shall pay Licensor payments as required by this Section 3.6 (a) in the form of the non-cash consideration received by Licensee or its Affiliates or (b) a cash payment determined based on the fair market value of such non-cash consideration. If Licensee or its Affiliate enters into any sublicense that is not an arm’s length transaction, fees due under this Section 3.6 will be calculated based on the fair market value of such transaction, at the time of the transaction, assuming an arm’s length transaction made in the ordinary course of business, as determined jointly and in good faith by Licensor and Licensee based on transactions of a similar type and standard industry practice, if any.

3.6.4 To the extent Licensee or its Affiliates receives payment from a Third Party relating to one or more of the milestone events set forth in the tables in Section 3.4, then the amount of the payment made to Licensor under such Section 3.4 with respect to such milestone event shall not be deemed sublicense fees under this Section 3.6; instead, the amounts due under this Section 3.6 shall be calculated by applying the applicable sublicense fee rate set forth in Section 3.6.1 above to the sublicense fees received by Licensee or its Affiliates from such Third Party after deducting the amount of the payment under Section 3.4.

3.7 Reports and Records.

3.7.1 Licensee must deliver to Licensor within **** after the end of each Calendar Quarter after the first commercial sale of a Licensed Product a report setting forth the calculation of the royalties due to Licensor for such Calendar Quarter, including:

(a)	Number of Licensed Products included within Net Sales, listed by country;

(b)	Gross consideration for Net Sales of Licensed Product, including all amounts invoiced, billed, or received;

(c)	Qualifying costs to be excluded from the gross consideration, as described in Section 1.25, listed by category of cost;

(d)	Net Sales of Licensed Products listed by country;

(e)	A detailed accounting of any royalty reductions applied pursuant to Section 3.5.2;

(f)	Royalties owed to Licensor, listed by category; and

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CONFIDENTIAL TREATMENT REQUESTED

(g)	The computations for any applicable currency conversions.

3.7.2 Licensee shall pay the royalties due under Section 3.5 within **** following the last day of the Calendar Quarter in which the royalties accrue. Licensee shall send the royalty payments along with the report described in Section 3.7.1.

3.7.3 Within **** after the occurrence of a milestone event described in Section 3.4, Licensee must deliver to Licensor a report describing the milestone event that occurred, together with a payment of the applicable amount due to Licensor pursuant to Section 3.4.

3.7.4 Within **** after the receipt of any fees from any Third Party as described in Section 3.6, Licensee must deliver to Licensor a report describing the fees received, together with a payment of the applicable amount due to Licensor pursuant to Section 3.6.

3.7.5 All financial reports under this Section 3.7 will be certified by the chief financial officer of Licensee.

3.7.6 Licensee shall maintain and require its Affiliates and all Sublicensees to maintain, complete and accurate books and records which enable the royalties, fees, and payments payable under this Agreement to be verified. The records must be maintained for **** after the submission of each report under Article 3. Upon reasonable prior written notice to Licensee, Licensee and its Affiliates and all Sublicensees will provide Licensor and/or the ReGenX Licensors (and their respective accountants) with access to all of the relevant books, records, and related background information required to conduct a review or audit of the royalties, fees, and payments payable to Licensor under this Agreement to be verified. Access will be made available: (a) during normal business hours; (b) in a manner reasonably designed to facilitate the auditing party’s review or audit without unreasonable disruption to Licensee’s business; and (c) no more than once each calendar year during the term of this Agreement and for a period of five years thereafter. Licensee will promptly pay to Licensor the amount of any underpayment determined by the review or audit, plus accrued interest. If the review or audit determines that Licensee has underpaid any payment by **** or more, then Licensee will also promptly pay the costs and expenses of Licensor and the ReGenX Licensors and their respective accountants in connection with the review or audit.

3.8 Currency, Interest.

3.8.1 All dollar amounts referred to in this Agreement are expressed in United States dollars. All payments to Licensor under this Agreement must be made in United States dollars.

3.8.2 If Licensee receives payment in a currency other than United States dollars for which a royalty or fee or other payment is owed under this Agreement, then (a) the payment will be converted into United States dollars at the conversion rate for the foreign currency as published in the eastern edition of the Wall Street Journal, N.Y. edition, as of the last business day of the Calendar Quarter in which the payment was received by Licensee; and (b) the conversion computation will be documented by Licensee in the applicable report delivered to Licensor under Section 3.7.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

3.8.3 All amounts that are not paid by Licensee when due will accrue interest from the date due until paid at a rate equal to 1.5% per month (or the maximum allowed by law, if less).

3.9 Taxes and Withholding.

3.9.1 All payments hereunder will be made free and clear of, and without deduction or deferment in respect of, and Licensee shall pay and be responsible for, and shall hold Licensor harmless from and against, any taxes, duties, levies, fees, or charges, including sales, use, transfer, excise, import, and value added taxes (including any interest, penalties, or additional amounts imposed with respect thereto) but excluding withholding taxes to the extent provided in Section 3.9.2. At the request of Licensee, Licensor will give Licensee such reasonable assistance, which will include the provision of documentation as may be required by the relevant tax authority, to enable Licensee to pay and report and, as applicable, claim exemption from or reduction of, such tax, duty, levy, fee, or charge.

3.9.2 If any payment made by Licensee hereunder becomes subject to withholding taxes with respect to Licensor’s gross or net income under the laws of any jurisdiction, Licensee will deduct and withhold the amount of such taxes for the account of Licensor to the extent required by law and will pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to Licensor appropriate proof of payment of such withholding taxes. At the request of Licensor, Licensee will give Licensor such reasonable assistance, which will include the provision of appropriate certificates of such deductions made together with other supporting documentation as may be required by the relevant tax authority, to enable Licensor to claim exemption from or reduction of, or otherwise obtain repayment of, such withholding taxes, and will upon request provide such additional documentation from time to time as is reasonably required to confirm the payment of withholding tax.

ARTICLE 4: DILIGENCE

4.1 Diligence Obligations. Licensee will use commercially reasonable efforts to develop, commercialize, market, promote, and sell Licensed Products for Friedreich’s Ataxia (Systemic) in the Commercial Field. Furthermore, if Licensee exercises the Commercial Option granted to Licensee under Section 2.3 with respect to Friedreich’s Ataxia (CNS), Licensee will use commercially reasonable efforts to develop, commercialize, market, promote, and sell Licensed Products for Friedreich’s Ataxia (CNS) in the Commercial Field. Commercially reasonable efforts means efforts equivalent to those utilized by ****. Without limiting the foregoing, Licensee will meet the following:

(a)	acceptance by the FDA of an Investigational New Drug application, or acceptance by the European Medicines Agency (or any successor entity thereto) of an equivalent application, for a Licensed Product using AAVrh10 for Friedreich’s Ataxia (Systemic) by no later than **** after the Effective Date; and

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CONFIDENTIAL TREATMENT REQUESTED

(b)	if Licensee exercises the Commercial Option granted to Licensee under Section 2.3 with respect to Friedreich’s Ataxia (Systemic), acceptance by the FDA of an Investigational New Drug application, or acceptance by the European Medicines Agency (or any successor entity thereto) of an equivalent application, for a Licensed Product using the Specified Vector selected in the exercise of such Commercial Option for Friedreich’s Ataxia (Systemic) by no later than **** after the Grant Date;

provided, however, that, if Licensee expects not to achieve one of the milestones set forth in clause (a) or (b) on or before the specified deadline in such clause (a) or (b), Licensee may pay Licensor an extension fee of **** on or before such deadline and the relevant deadline in clause (a) or (b), as applicable, shall then be extended by an additional ****. Licensee will only be entitled to **** for **** of the milestones in clauses (a) and (b), ****.

4.2 Reporting. Within **** after the Effective Date and within **** of each December 1 thereafter, Licensee shall provide Licensor with written progress reports, setting forth in such detail as Licensor may reasonably request, the progress of the development, evaluation, testing, and commercialization of each Licensed Product. Licensee will also notify Licensor within **** of the first commercial sale by Licensee, its Affiliates, or any Sublicensees of each Licensed Product. Such a report (“Development Progress Report”), setting forth the current stage of development of Licensed Products, shall include:

4.2.1 Date of Development Progress Report and time covered by such report;

4.2.2 Major activities and accomplishments completed by Licensee, its Affiliates, and any Sublicensees relating directly to the Licensed Product since the last Development Progress Report;

4.2.3 Significant research and development projects relating directly to the Licensed Product currently being performed by Licensee, its Affiliates, and any Sublicensees and good faith, but non-binding, projected dates of completion;

4.2.4 A development plan covering the next two years at least, which will include future development activities to be undertaken by Licensee, its Affiliates, or any Sublicensees during the next reporting period relating directly to the Licensed Product, Licensee’s strategy to bring the Licensed Product to commercialization, and projected timeline for completing the necessary tasks to accomplish the goals of the strategy;

4.2.5 Projected total development remaining before product launch of each Licensed Product; and

4.2.6 Summary of significant development efforts using the Licensed Patents being performed by Third Parties, including the nature of the relationship between Licensee and such Third Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

4.3 Confidential Information. The Parties agree that Development Progress Reports shall be deemed Licensee’s Confidential Information; provided that Licensor may share a copy of such reports with the ReGenX Licensors.

4.4 Improvements. Simultaneously with the Development Progress Report, Licensee shall deliver a detailed description of any Licensed Back Improvements, if not previously provided pursuant to Section 2.7.3.

ARTICLE 5: CONFIDENTIALITY

5.1 Treatment of Confidential Information. Each Party, as a receiving party (a “Receiving Party”), agrees that it will (a) treat Confidential Information of the other Party (the “Disclosing Party”) as strictly confidential; (b) not disclose such Confidential Information to Third Parties without the prior written consent of the Disclosing Party, except as may be permitted in this Agreement; provided that any disclosure permitted hereunder be under confidentiality agreements with provisions at least as stringent as those contained in this Agreement; and (c) not use such Confidential Information for purposes other than those authorized expressly in this Agreement. The Receiving Party agrees to ensure that its employees who have access to Confidential Information are obligated in writing to abide by confidentiality obligations at least as stringent as those contained under this Agreement.

5.2 Public Announcements.

5.2.1 The Parties agree they will release a joint press release in the form attached hereto as Exhibit C. Except as provided in Section 5.2.2, any other press releases by either Party with respect to the other Party or any other public disclosures concerning the existence of or terms of this Agreement shall be subject to review and approval by the other Party. Once the joint press release or any other written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosure of the contents of such statement without the further approval of the other Party.

5.2.2 Notwithstanding Section 5.2.1, Licensor has the right to publish (through press releases, scientific journals, or otherwise) and refer to any clinical, regulatory, or research results related to Licensee’s Licensed Product or Specified Vector program that have been publicly disclosed by Licensee, including referring to Licensee by name as a licensee of Licensor, which publication or referral by Licensor shall not require the prior consent of Licensee, but Licensor will provide Licensee with a copy of any such publications or referrals two business days prior to release.

5.3 Authorized Disclosure. Notwithstanding the provisions of Section 5.1 or 5.2, either Party may disclose the other’s Confidential Information or make such a disclosure of the existence of and/or terms of this Agreement to any ****; provided that, in each case, such recipient of Confidential Information is obligated to keep such information confidential on terms no less stringent than those set forth in this Agreement. Furthermore, Licensee agrees that Licensor may share a copy of this Agreement, reports and

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CONFIDENTIAL TREATMENT REQUESTED

notices provided by Licensee to Licensor pursuant to the terms of this Agreement, and copies of sublicense agreements provided to Licensor hereunder, with the ReGenX Licensors to the extent required by the GSK Agreement and Penn Agreement. In the event that the Receiving Party receives service of legal process that purports to compel disclosure of the Disclosing Party’s Confidential Information or becomes obligated by law to disclose the Confidential Information of the Disclosing Party or the existence of or terms of this Agreement to any governmental authority, then, to the extent legally permitted, the Receiving Party shall promptly notify the Disclosing Party, so that the Disclosing Party may seek an appropriate protective order or other remedy with respect to narrowing the scope of such requirement and/or waive compliance by the Receiving Party with the provisions of this Agreement. The Receiving Party will, at the Disclosing Party’s request and expense, provide the Disclosing Party with reasonable assistance in obtaining such protective order or other remedy. If, in the absence of such protective order or other remedy, the Receiving Party is nonetheless required by law to disclose the existence of or terms of this Agreement or other Confidential Information of the Disclosing Party, the Receiving Party may disclose such Confidential Information without liability hereunder; provided that the Receiving Party shall furnish only such portion of the Confidential Information that is legally required to be disclosed and only to the extent required by law.

5.4 Term of Confidentiality. The obligations of this Article 5 shall continue for a period of **** following the expiration or termination of this Agreement.

ARTICLE 6: TERM AND TERMINATION

6.1 Term of Agreement. This Agreement, unless sooner terminated as provided in this Agreement, expires upon the expiration, lapse, abandonment, or invalidation of the last Valid Claim of the Licensed Commercial Patents to expire, lapse, or become abandoned or unenforceable in all the countries of the world.

6.2 Termination for Failure to Exercise Option. This Agreement will terminate automatically with respect to Friedreich’s Ataxia (CNS) at the end of the Research Term for Friedreich’s Ataxia (CNS) if Licensee does not exercise the Commercial Option for Friedreich’s Ataxia (CNS) in accordance with Section 2.3. This Agreement will terminate automatically with respect to Friedreich’s Ataxia (Systemic) with respect to any Specified Vector (other than AAVrh10) at the end of the Research Term for Friedreich’s Ataxia (Systemic) if Licensee does not exercise the Commercial Option for Friedreich’s Ataxia (Systemic) in accordance with Section 2.3; provided that such termination will not affect Licensee’s rights under this Agreement with respect to the license granted under Section 2.1.

6.3 Licensee’s Right to Terminate. Licensee may, upon **** prior written notice to Licensor, terminate this Agreement for any reason, with or without cause; provided that, if such termination notice is sent prior to the first anniversary of the Effective Date, such termination notice shall be accompanied by Licensee’s payment of **** in satisfaction of the remainder of the initial fee under Section 3.1. In exercising such termination right, Licensee may terminate the Agreement in its entirety or, if desired, Licensee may specify in the written notice that this Agreement is terminating only with respect to one or more of the Disease Indications within the Research Field or Commercial Field, as applicable.

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CONFIDENTIAL TREATMENT REQUESTED

6.4 Termination for Breach.

6.4.1 Licensor may terminate this Agreement, if Licensee is late in paying to Licensor royalties, fees, or any other monies due under this Agreement, and Licensee does not pay Licensor in full within **** upon written demand from Licensor, which termination shall be effective immediately upon the expiration of such **** cure period.

6.4.2 Either Party may terminate this Agreement, if the other Party materially breaches this Agreement and does not cure such material breach within **** after written notice of the breach, which termination shall be effective immediately upon the expiration of such **** cure period.

6.4.3 If the allegedly breaching Party disputes in good faith the allegation of breach or non-cure prior to the expiration of the applicable cure period, this Agreement shall not be terminated until such dispute is resolved in favor of the non-breaching Party in accordance with Section 10.6, and the breaching Party has not cured such material breach within an additional ****, or such payment breach within an additional ****, after such resolution; provided that Licensor shall be entitled to terminate this Agreement at the end of the original **** or ****, as applicable, cure period, without waiting for resolution of the dispute in accordance with Section 10.6 if the breach by Licensee of this Agreement would cause Licensor to be in breach of the GSK Agreement or the Penn Agreement.

6.5 Termination for Insolvency.

6.5.1 Licensor may terminate this Agreement, effective immediately upon written notice to Licensee, if Licensee, any of its Affiliates, or any Sublicensees experiences any Trigger Event.

6.5.2 For purposes of this Section 6.5, “Trigger Event” means any of the following: (a) if Licensee, any Affiliate, or any Sublicensee, as applicable, (i) becomes insolvent, becomes bankrupt, or generally fails to pay its debts as such debts become due, (ii) is adjudicated insolvent or bankrupt, (iii) admits in writing its inability to pay its debts, (iv) suffers the appointment of a custodian, receiver, or trustee for it or its property and, if appointed without its consent, is not discharged within ****, (v) makes an assignment for the benefit of creditors, or (vi) suffers proceedings being instituted against it under any law related to bankruptcy, insolvency, liquidation, or the reorganization, readjustment, or release of debtors and, if contested by it, not dismissed or stayed within ****; (b) the institution or commencement by Licensee, any Affiliate, or any Sublicensee, as applicable, of any proceeding under any law related to bankruptcy, insolvency, liquidation, or the reorganization, readjustment, or release of debtors; (c) the entering of any order for relief relating to any of the proceedings described in Section 6.5.2(a) or (b) above; (d) the calling by Licensee, any Affiliate, or any Sublicensee, as applicable, of a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or (e) the act or failure to act by Licensee, any Affiliate, or any Sublicensee, as applicable, indicating its consent to, approval of, or acquiescence in any of the proceedings described in Section 6.5.2(b) through (d) above.

6.6 Patent Challenge.

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CONFIDENTIAL TREATMENT REQUESTED

6.6.1 Licensor may terminate this Agreement, effective immediately upon written notice to Licensee, upon the commencement by Licensee, any of its Affiliates, or any Sublicensee of a Patent Challenge.

6.6.2 For purposes of this Section 6.6, “Patent Challenge” means any action against Licensor, The Trustees of the University of Pennsylvania, or the ReGenX Licensors, including an action for declaratory judgment, to declare or render invalid or unenforceable the Licensed Patents, or any claim thereof.

6.7 Effects of Termination. The effect of termination pursuant to Section 6.2, by Licensee pursuant to Section 6.3, by either Party, as applicable, under Section 6.4, or by Licensor pursuant to Section 6.5 or 6.6 shall be as follows:

6.7.1 The licenses granted by Licensor hereunder shall terminate, and Licensee, its Affiliates, and (unless the sublicense agreement is assigned pursuant to Section 6.7.2) all Sublicensees shall cease to make, have made, use, import, sell, and offer for sale all AAV Materials or Licensed Products and shall cease to otherwise practice the Licensed Patents; provided that Licensee, its Affiliates, and Sublicensees shall have the right to continue to sell their existing inventories of Licensed Products for a period not to exceed **** after the effective date of such termination;

6.7.2 At Licensor’s request, Licensee shall assign to Licensor any or all sublicenses granted to Third Parties to the extent of the rights licensed to Licensee hereunder and sublicensed to the Sublicensee; provided that (i) prior to such assignment, Licensee shall advise Licensor whether such Sublicensee is then in full compliance with all terms and conditions of its sublicense and continues to perform thereunder, and, if such Sublicensee is not in full compliance or is not continuing to perform, Licensor may elect not to have such sublicense assigned; and (ii) following such assignment, Licensor shall not be liable to such Sublicensee with respect to any obligations of Licensee to the Sublicensee that are not consistent with, or not required by, Licensor’s obligations to Licensee under this Agreement; and all sublicenses not requested to be assigned to Licensor shall terminate;

6.7.3 If termination is by Licensee pursuant to Section 6.3 or by Licensor pursuant to Section 6.4, 6.5, or 6.6, Licensee shall grant, and hereby grants to Licensor a non-exclusive, perpetual, irrevocable, worldwide, royalty-free, transferable, sublicensable license under any patentable modifications or improvements (and any intellectual property rights with respect thereto) developed by Licensee or any Affiliates (during the term of this Agreement) or by any Sublicensees (during the term of any sublicense agreement with such Sublicensee) to any vector that is the subject of a claim within any of the Licensed Patents, for use by Licensor for the research, development, and commercialization of products in any therapeutic indication;

6.7.4 Licensee shall pay all monies then-owed to Licensor under this Agreement;

6.7.5 Each Receiving Party shall, at the Disclosing Party’s request, return all Confidential Information of the Disclosing Party. Notwithstanding the foregoing, one copy may be kept by either Party for a record of that Party’s obligations; and

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CONFIDENTIAL TREATMENT REQUESTED

6.7.6 If termination is only with respect to a particular Disease Indication within the Research Field or the Commercial Field, but not all Disease Indications, then the provisions of this Section 6.7 shall only apply with respect to the terminated Disease Indications, and this Agreement shall continue with respect to the non-terminated Disease Indications.

6.8 Survival. Licensee’s obligation to pay all monies due and owed to Licensor under this Agreement which have matured as of the effective date of termination or expiration shall survive the termination or expiration of this Agreement. In addition, the provisions of Section 2.4, (Retained Rights), Section 2.5 (Government Rights), Section 2.7 (Improvements), Article 3 (Consideration) (with respect to any final reports or to the extent any amounts are due but unpaid), Section 3.7 (Reports and Records), Section 4.3 (Confidential Information), Article 5 (Confidentiality), Article 6 (Term and Termination), Section 8.3 (Disclaimer of Warranties, Damages), Section 8.4 (Indemnification), Section 8.5 (Insurance), Article 9 (Use of Name), and Article 10 (Additional Provisions) shall survive such termination or expiration of this Agreement in accordance with their respective terms.

ARTICLE 7: PATENT MAINTENANCE; PATENT INFRINGEMENT

7.1 Prosecution of Licensed Patents. As between Licensor and Licensee, but subject to any obligations of Licensor to the ReGenX Licensors, the Parties agree as follows:

7.1.1 Licensor shall have the sole right, but not the obligation, to Prosecute patent applications and issued patents within Licensed Patents, in Licensor’s sole discretion.

7.1.2 Nothing in this Agreement obligates Licensor to continue to Prosecute any patent applications or issued patents, and Licensee acknowledges that Licensor shall have no obligation to undertake any inter-party proceedings, such as oppositions or interferences, or to undertake any re-examination or re-issue proceedings, in either case, with respect to the Licensed Patents.

7.2 Infringement Actions Against Third Parties.

7.2.1 Licensee is responsible for notifying Licensor promptly of any infringement of Licensed Patents (other than Retained Rights) that may come to Licensee’s attention.

7.2.2 As between Licensor and Licensee, but subject to any obligations of Licensor to the ReGenX Licensors, Licensor shall have the sole right, but not the obligation, to prosecute any such infringement at its **** recovered in connection therewith. In any action to enforce any of the Licensed Patents, Licensee, at the request and expense of Licensor, shall cooperate to the fullest extent reasonably possible, including in the event that, if Licensor is unable to initiate or prosecute such action solely in its own name, Licensee shall join such action voluntarily and shall execute all documents necessary to initiate litigation to prosecute, maintain, and settle such action. Nothing in this Agreement obligates Licensor to bring or prosecute lawsuits against Third Parties for infringement of any Licensed Patents.

7.2.3 Licensee shall have no right to undertake prosecution of any such infringement.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

7.3 Defense of Infringement Claims. In the event Licensee or Licensor becomes aware that Licensee’s or any of its Affiliates’ or any Sublicensees’ practice of the Licensed Patents is the subject of a claim for patent infringement by a Third Party, that Party shall promptly notify the other, and the Parties shall consider the claim and the most appropriate action to take. Licensee shall cause each of its Affiliates and each Sublicensee to notify Licensee promptly in the event such entity becomes aware that its practice of the Licensed Patents is the subject of a claim of patent infringement by another. To the extent Licensor takes any action, Licensor (or the ReGenX Licensors) shall have the right to require Licensee’s reasonable cooperation in any such suit, upon written notice to Licensee; and Licensee shall have the obligation to participate upon Licensor’s request, in which event, Licensor shall bear the cost of Licensee’s participation. Without Licensor’s prior written permission, Licensee must not settle or compromise any such suit in a manner that imposes any material obligations or restrictions on Licensor or the ReGenX Licensors or grants any rights to the Licensed Patents other than rights that Licensee has the right to grant under this Agreement.

ARTICLE 8: REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

8.1 Representations and Warranties by Licensor. Licensor represents and warrants to Licensee as of the Effective Date:

8.1.1 Licensor has the right, power, and authority to enter into this Agreement and to grant to Licensee the licenses specified in this Agreement;

8.1.2 This Agreement when executed shall become the legal, valid, and binding obligation of it, enforceable against it, in accordance with its terms;

8.1.3 There are no actions, suits, proceedings, or arbitrations pending or, to Licensor’s knowledge, threatened against Licensor relating to the Licensed Research Patents that would be inconsistent with the rights granted to Licensee under this Agreement;

8.1.4 To Licensor’s knowledge, (a) the Licensed Research Patents are solely owned by the Trustees of the University of Pennsylvania, and (b) no Third Party (other than the ReGenX Licensors) has any right, interest, or claim in or to such Licensed Research Patents with respect to the Disease Indications that are inconsistent with those granted to Licensee with respect to the Disease Indications;

8.1.5 To Licensor’s knowledge, no Third Party is infringing any of the Licensed Research Patents in a manner that is inconsistent with the scope of rights granted to Licensee with respect to the Disease Indications; and

8.1.6 Licensor has not received any written notice from any Third Party patentee alleging infringement of such Third Party’s patents by the practice of the Licensed Research Patents with respect to the Disease Indications.

8.2 Representations and Warranties by Licensee. Licensee represents and warrants to Licensor as of the Effective Date that:

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8.2.1 Licensee has the right, power, and authority to enter into this Agreement and to grant the licenses granted by it hereunder;

8.2.2 This Agreement when executed shall become the legal, valid, and binding obligation of it, enforceable against it, in accordance with its terms;

8.2.3 Licensee has the ability and the resources, including financial resources, necessary to carry out its obligations under this Agreement; and

8.2.4 There are no actions, suits, proceedings, or arbitrations pending or, to Licensee’s knowledge, threatened against Licensee that would impact activities under this Agreement.

8.3 Disclaimer of Warranties, Damages. EXCEPT AS SET FORTH IN SECTION 8.1, THE LICENSED PATENTS, AAV MATERIALS, LICENSED PRODUCTS, AND ALL RIGHTS LICENSED UNDER THIS AGREEMENT ARE PROVIDED ON AN “AS IS” BASIS, AND LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES, AND HEREBY DISCLAIMS ALL EXPRESS AND IMPLIED REPRESENTATIONS AND WARRANTIES, (i) OF COMMERCIAL UTILITY, ACCURACY, COMPLETENESS, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR ENFORCEABILITY OF THE LICENSED PATENTS, AND PROFITABILITY; OR (ii) THAT THE USE OF THE LICENSED PATENTS, AAV MATERIALS, OR LICENSED PRODUCTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF THIRD PARTIES. EXCEPT AS SET FORTH HEREIN, NONE OF LICENSOR OR EITHER OF THE REGENX LICENSORS SHALL BE LIABLE TO LICENSEE, LICENSEE’S SUCCESSORS OR ASSIGNS, ANY SUBLICENSEES, OR ANY THIRD PARTY WITH RESPECT TO: (a) ANY CLAIM ARISING FROM USE OF THE LICENSED PATENTS, AAV MATERIALS, LICENSED PRODUCTS, AND ANY OR ALL RIGHTS LICENSED UNDER THIS AGREEMENT OR FROM THE DEVELOPMENT, TESTING, MANUFACTURE, USE, OR SALE OF AAV MATERIALS OR LICENSED PRODUCTS; OR (b) ANY CLAIM FOR LOSS OF PROFITS, LOSS OR INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ANY ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 8.3 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER SECTION 8.4 OR TO LIMIT A PARTY’S LIABILITY FOR BREACHES OF ITS OBLIGATION REGARDING CONFIDENTIALITY UNDER ARTICLE 5.

8.4 Indemnification.

8.4.1 By Licensee. Licensee shall defend, indemnify, and hold harmless Licensor, the ReGenX Licensors, and their respective shareholders, members, officers, trustees, faculty, students, contractors, agents, and employees (individually, a “Licensor Indemnified Party” and, collectively, the “Licensor Indemnified Parties”) from and against any and all Third Party

CONFIDENTIAL TREATMENT REQUESTED

liability, loss, damage, action, claim, fee, cost, or expense (including attorneys’ fees) (individually, a “Third Party Liability” and, collectively, the “Third Party Liabilities”) suffered or incurred by the Licensor Indemnified Parties from claims of such Third Parties to the extent that such claims result from or arise out of: ****; provided, however, that Licensee shall not be liable for claims to the extent based on (1) any breach by Licensor of the representations, warranties, or obligations of Licensor under this Agreement or (2) the gross negligence or intentional misconduct of any of the Licensor Indemnified Parties. Without limiting the foregoing, but subject to clauses (1) and (2) above, Licensee must defend, indemnify, and hold harmless the Licensor Indemnified Parties from and against any Third Party Liabilities resulting from:

(a)	any **** or other claim of any kind related to the **** by a Third Party of a Licensed Product that was **** by Licensee, its Affiliates, any Sublicensees, their respective assignees, or vendors;

(b)	any claim by a Third Party that the ****; and

(c)	**** conducted by or on behalf of Licensee, its Affiliates, any Sublicensees, their respective assignees, or vendors relating to the Licensed Patents, AAV Materials, or Licensed Products, including any claim by or on behalf of a ****.

8.4.2 By Licensor. Licensor shall defend, indemnify, and hold harmless Licensee, its shareholders, members, officers, contractors, agents, and employees (individually, a “Licensee Indemnified Party” and, collectively, the “Licensee Indemnified Parties”) from and against any and all Third Party Liabilities suffered or incurred by the Licensee Indemnified Parties from claims of such Third Parties to the extent that such claims result from or arise out of: ****; provided, however, that Licensor shall not be liable for claims to the extent based on (1) any breach by Licensee of the representations, warranties, or obligations of Licensee under this Agreement or (2) the gross negligence or intentional misconduct of any of the Licensee Indemnified Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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8.4.3 Indemnification Procedure. Each Party, as an indemnifying party (an “Indemnifying Party”), shall not be permitted to settle or compromise any claim or action giving rise to Third Party Liabilities in a manner that imposes any restrictions or obligations on any indemnified party (an “Indemnified Party”) without the Indemnified Party’s prior written consent or, if Licensee is the Indemnifying Party, that imposes any restrictions or obligations on Licensor’s direct or indirect licensors or grants any rights to the Licensed Patents or Licensed Products other than those Licensee has the right to grant under this Agreement without Licensor’s prior written consent. The Indemnifying Party shall be permitted to control any litigation or potential litigation involving the defense of any claim subject to indemnification pursuant to this Section 8.4, including the selection of counsel, with the reasonable approval of the Indemnified Party. Upon the Indemnifying Party’s reasonable request, the Indemnified Parties will reasonably cooperate with the Indemnifying Party in the defense and settlement of any such claim, at the Indemnifying Party’s cost and expense. If an Indemnifying Party fails or declines to assume the defense of any such claim or action within **** after notice thereof, the Indemnified Party may assume the defense of such claim or action at the cost and risk of the Indemnifying Party, and any Third Party Liabilities related thereto shall be conclusively deemed a Third Party Liability of the Indemnifying Party. The indemnification rights of a Indemnified Party contained in this Agreement are in addition to all other rights that such Indemnified Party may have at law or in equity or otherwise. The Indemnifying Party will pay directly all Third Party Liabilities incurred for defense or negotiation of any claim hereunder or will reimburse the Indemnified Party for all documented Third Party Liabilities incident to the defense or negotiation of any such claim within **** after the Indemnifying Party’s receipt of invoices for such fees, expenses, and charges.

8.5 Insurance. Licensee will procure and maintain insurance policies for the following coverages with respect to product liability, personal injury, bodily injury, and property damage arising out of Licensee’s (and its Affiliates’ and any Sublicensees’) performance under this Agreement: (a) during the term of this Agreement, comprehensive general liability, including broad form and contractual liability, in a minimum amount of **** combined single limit per occurrence (or claim) and in the aggregate annually; (b) prior to the commencement of clinical trials involving Licensed Products and thereafter for a period of not less than **** (or such longer period as Licensee is required by applicable law to continue to monitor the participants in the clinical trial), clinical trials coverage in amounts that are reasonable and customary in the U.S. pharmaceutical industry, subject always to a minimum limit of $3,000,000 combined single limit per occurrence (or claim) and in the aggregate annually; and (c) from prior to the first commercial sale of a Licensed Product until **** after the last sale of a Licensed Product, product liability coverage, in amounts that are reasonable and customary in the U.S. pharmaceutical industry, subject always to a minimum limit of **** combined single limit per occurrence (or claim) and in the aggregate annually. Licensor may review periodically the adequacy of the minimum amounts of insurance for each coverage required by this Section 8.5, and Licensor reserves the right to require Licensee to adjust the limits accordingly. The required minimum amounts of insurance do not constitute a limitation on Licensee’s liability or indemnification obligations to the Licensor Indemnified Parties under this Agreement. The policies of insurance required by this Section 8.5 will be issued by an insurance carrier with an A.M. best rating of **** or better and will name Licensor as an additional insured with respect to Licensee’s performance (and its Affiliates’ and any Sublicensees’) under this Agreement. Licensee will provide Licensor with insurance certificates evidencing the required coverage

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

within **** after the Effective Date and the commencement of each policy period and any renewal periods. Each certificate will provide that the insurance carrier will notify Licensor in writing at least **** prior to the cancellation or material change in coverage. Licensee will cause all Sublicensees to comply with the terms of this Section 8.5 to the same extent as Licensee.

ARTICLE 9: USE OF NAME

Licensee, its Affiliates, any Sublicensees, and all of its and their employees and agents must not use Licensor’s, the University of Pennsylvania’s, or SmithKline Beecham Corporation’s name, seal, logo, trademark, or service mark (or any adaptation thereof) or the name, seal, logo, trademark, or service mark (or any adaptation thereof) of any of such entities’ representative, school, organization, employee, or student in any way without the prior written consent of Licensor or such entity, as applicable; provided, however that Licensee may acknowledge the existence and general nature of this Agreement, subject to Section 5.3.

ARTICLE 10: ADDITIONAL PROVISIONS

10.1 Relationship. Nothing in this Agreement shall be deemed to establish a relationship of principal and agent between Licensee and Licensor, nor any of their agents or employees for any purpose whatsoever, nor shall this Agreement be construed as creating any other form of legal association or arrangement which would impose liability upon one Party for the act or failure to act of the other Party.

10.2 Assignment. The rights and obligations of Licensee and Licensor hereunder shall inure to the benefit of, and shall be binding upon, their respective permitted successors and assigns. Licensee may not assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of Licensor; provided, however, that Licensee may assign this Agreement, without Licensor’s prior written consent, pursuant to a merger or sale of all or substantially all of the assets of Licensee to which the Agreement relates; provided that, as part of any permitted assignment, (a) Licensee provides Licensor with written notice of such assignment at least five business days prior to the effectiveness of such assignment, and (b) Licensee requires any such assignee to agree in writing to be legally bound by this Agreement to the same extent as Licensee and provides Licensor with a copy of such assignee undertaking. In addition, Licensee will provide Licensor with written notice of any change of control (i.e., the acquisition by a person or group of “control” of Licensee, as defined in Section 1.7) of Licensee at least five business days prior to the effectiveness of such change of control. Licensor may assign this Agreement and its rights and obligations without the consent of Licensee. No assignment shall relieve the assigning Party of responsibility for the performance of any accrued obligations which it has prior to such assignment. Any attempted assignment by Licensee in violation of this Section 10.2 shall be null and void and of no legal effect.

10.3 Waiver. A waiver by either Party of a breach of any provision of this Agreement will not constitute a waiver of any subsequent breach of that provision or a waiver of any breach of any other provision of this Agreement.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

10.4 Notices. Notices, payments, statements, reports, and other communications under this Agreement shall be in writing and shall be deemed to have been received as of the date received if sent by public courier (e.g., Federal Express), by Express Mail, receipt requested, or by facsimile (with a copy of such facsimile also sent by one of the other methods of delivery) and addressed as follows:

If for Licensor:	with a copy to:

ReGenX Biosciences, LLC	ReGenX Biosciences, LLC
750 17th Street, NW	750 17th Street, NW
Suite 1100	Suite 1100
Washington, DC 20006	Washington, DC 20006
USA	USA
Attn: Chief Executive Officer	Attn: General Counsel
Telephone: 202-785-7438	Telephone: 202-785-7438
Facsimile: 202-785-7439	Facsimile: 202-785-7439

If for Licensee:	with a copy to:

AAVLife	WilmerHale
183/189 avenue de Choisy	60 State Street
75013 Paris	Boston, MA 02109
France	USA
Attn: Amber Salzman	Attn: Belinda M. Juran, Esq.
Telephone: 610-659-1098	Telephone: 617-526-6987
Facsimile: [ ]	Facsimile: 617-526-5000

Either Party may change its official address upon written notice to the other Party in accordance with this Section 10.4.

10.5 Applicable Law. This Agreement shall be construed and governed in accordance with the laws of the State of New York, without giving effect to conflict of law provisions that may require the application of the laws of another jurisdiction. Subject to Section 10.6, the Parties hereby submit to the exclusive jurisdiction of and venue in the courts located in the State of New York with respect to any and all disputes concerning the subject of this Agreement.

10.6 Dispute Resolution. In the event of any controversy or claim arising out of or relating to this Agreement, the Parties shall first attempt to resolve such controversy or claim through good faith negotiations for a period of not less than 30 days following notification of such controversy or claim to the other Party. If such controversy or claim cannot be resolved by means of such negotiations during such period, then such controversy or claim shall be resolved by binding arbitration administered by the American Arbitration Association (“AAA”) in accordance with the Commercial Arbitration Rules of the AAA in effect on the date of commencement of the arbitration, subject to the provisions of this Section 10.6. The arbitration shall be conducted as follows:

10.6.1 The arbitration shall be conducted by three arbitrators, each of whom by training, education, or experience has knowledge of the research, development, and commercialization of

CONFIDENTIAL TREATMENT REQUESTED

biological therapeutic products in the United States. The arbitration shall be conducted in English and held in New York, New York.

10.6.2 In its demand for arbitration, the Party initiating the arbitration shall provide a statement setting forth the nature of the dispute, the names and addresses of all other parties, an estimate of the amount involved (if any), the remedy sought, otherwise specifying the issue to be resolved, and appointing one neutral arbitrator. In an answering statement to be filed by the responding Party within **** after confirmation of the notice of filing of the demand is sent by the AAA, the responding Party shall appoint one neutral arbitrator. Within **** from the date on which the responding Party appoints its neutral arbitrator, the first two arbitrators shall appoint a chairperson.

10.6.3 If a Party fails to make the appointment of an arbitrator as provided in Section 10.6.2, the AAA shall make the appointment. If the appointed arbitrators fail to appoint a chairperson within the time specified in Section 10.6.2 and there is no agreed extension of time, the AAA shall appoint the chairperson.

10.6.4 The arbitrators will render their award in writing and, unless all Parties agree otherwise, will include an explanation in reasonable detail of the reasons for their award. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof, including in the courts described in Section 10.5. The arbitrators will have the authority to grant injunctive relief and other specific performance; provided that the arbitrators will have no authority to award damages in contravention of this Agreement, and each Party irrevocably waives any claim to such damages in contravention of this Agreement. The arbitrators will, in rendering their decision, apply the substantive law of the State of New York, without giving effect to conflict of law provisions that may require the application of the laws of another jurisdiction. The decision and award rendered by the arbitrators will be final and non-appealable (except for an alleged act of corruption or fraud on the part of the arbitrator).

10.6.5 The Parties shall use their reasonable efforts to conduct all dispute resolution procedures under this Agreement as expeditiously, efficiently, and cost-effectively as possible.

10.6.6 All expenses and fees of the arbitrators and expenses for hearing facilities and other expenses of the arbitration will be borne equally by the Parties unless the Parties agree otherwise or unless the arbitrators in the award assess such expenses against one of the Parties or allocate such expenses other than equally between the Parties. Each of the Parties will bear its own counsel fees and the expenses of its witnesses except to the extent otherwise provided in this Agreement or by applicable law.

10.6.7 Compliance with this Section 10.6 is a condition precedent to seeking relief in any court or tribunal in respect of a dispute, but nothing in this Section 10.6 will prevent a Party from seeking equitable or other interlocutory relief in the courts of appropriate jurisdiction, pending the arbitrators’ determination of the merits of the controversy, if applicable to protect the confidential information, property, or other rights of that Party or to otherwise prevent irreparable harm that may be caused by the other Party’s actual or threatened breach of this Agreement.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

10.7 No Discrimination. Licensee and its Affiliates, and Licensee shall use reasonable efforts to require that any Sublicensees, in their respective activities under this Agreement, shall not discriminate against any employee or applicant for employment because of race, color, sex, sexual, or affectional preference, age, religion, national, or ethnic origin, handicap, or because he or she is a disabled veteran or a veteran (including a veteran of the Vietnam Era).

10.8 Compliance with Law. Licensee (and its Affiliates’ and any Sublicensees’) must comply with all prevailing laws, rules, and regulations that apply to its activities or obligations under this Agreement. Without limiting the foregoing, it is understood that this Agreement may be subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes, and other commodities, articles, and information, including the Arms Export Control Act as amended in the Export Administration Act of 1979 and that Licensee’s obligations are contingent upon compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by Licensee that Licensee shall not export data or commodities to certain foreign countries without prior approval of such agency. Licensor neither represents that a license is not required nor that, if required, it will issue.

10.9 Entire Agreement. This Agreement embodies the entire understanding between the Parties relating to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral, including that certain Mutual Non-Disclosure Agreement dated January 9, 2014 between the Parties. All “Confidential Information” (as defined in such Mutual Non-Disclosure Agreement) disclosed by one Party to the other Party pursuant to such Mutual Non-Disclosure Agreement shall be deemed “Confidential Information” of such disclosing Party under this Agreement (unless and until it falls within one of the exclusions set forth in Section 1.11). This Agreement may not be varied except by a written document signed by duly authorized representatives of both Parties.

10.10 Marking. Licensee, its Affiliates, and any Sublicensees shall mark any Licensed Product (or their containers or labels) made, sold, or otherwise distributed by it or them with any notice of patent rights necessary or desirable under applicable law to enable the Licensed Commercial Patents to be enforced to their full extent in any country where Licensed Products are made, used, sold, offered for sale, or imported.

10.11 Severability and Reformation. If any provision of this Agreement is held to be invalid or unenforceable by the arbitrators or a court of competent jurisdiction, then such invalid or unenforceable provision will be automatically revised to be a valid or enforceable provision that comes as close as permitted by law to the Parties’ original intent; provided that, if the Parties cannot agree upon such valid or enforceable provision, the remaining provisions of this Agreement will remain in full force and effect, unless the invalid or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid or unenforceable provisions.

10.12 Further Assurances. Each Party hereto agrees to execute, acknowledge, and deliver such further instruments, and to do all other reasonable acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED

10.13 Interpretation; Construction. The captions to the several Articles and Sections of this Agreement are included only for convenience of reference and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement. In this Agreement, unless the context requires otherwise, (a) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (b) references to the singular shall include the plural and vice versa; (c) references to masculine, feminine, and neuter pronouns and expressions shall be interchangeable; (d) the words “herein” or “hereunder” relate to this Agreement; (e) “or” is disjunctive but not necessarily exclusive; (f) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (g) all references to “dollars” or “$” herein shall mean U.S. Dollars; (h) unless otherwise provided, all reference to Sections, Articles, and exhibits in this Agreement are to Sections, Articles, and exhibits of and in this Agreement; and (i) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified. Business days shall mean a day on which banking institutions in Washington, D.C. are open for business. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

10.14 Cumulative Rights and Remedies. The rights and remedies provided in this Agreement and all other rights and remedies available to either Party at law or in equity are, to the extent permitted by law, cumulative and not exclusive of any other right or remedy now or hereafter available at law or in equity. Neither asserting a right nor employing a remedy shall preclude the concurrent assertion of any other right or employment of any other remedy, nor shall the failure to assert any right or remedy constitute a waiver of that right or remedy.

10.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this License Agreement to be executed by their duly authorized representatives.

REGENX BIOSCIENCES, LLC	AAVLIFE

By: /s/ Kenneth Mills	By: /s/ Amber Salzman, PhD

Name: Kenneth Mills	Name: Amber Salzman, PhD

Title: President & CEO	Title: President

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A-1

Licensed Research Patents (AAV7)

Application #	Patent #	Filing Date	Country	Status

	****	****	****	****

****		****	****	****

****		****	****	****

	****	****	****	****

****		****	****	****

	****	****	****	****

	****	****	****	****

	****	****	****	****

	****	****	****	****

****	****	****	****	****

	****	****	****	****

****		****	****	****

	****	****	****	****

****		****	****	****

	****	****	****	****

	****	****	****	****

	****	****	****	****

	****	****	****	****

	****	****	****	****

****		****	****	****

****		****	****	****

	****	****	****	****

	****	****	****	****

****		****	****	****

	****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A-2

Licensed Research Patents (AAV8)

Application #	Patent #	Filing Date*	Country	Status

****		****	****	****

****		****	****	****

****		****	****	****

****	****	****	****	****

****		****	****	****

****		****	****	****

****	****	****	****	****

****	****	****	****	****

****	****	****	****	****

****		****	****	****

****		****	****	****

****		****	****	****

****		****	****	****

****	****	****	****	****

****		****	****	****

*	International Filing Date, where national stage application or foreign divisional thereof

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A-3

Licensed Research Patents (AAV9)

Application #	Patent #	Filing Date	Country	Status

****	****	****	****	****

****	****	****	****	****

****	****	****	****	****

****	****	****	****	****

****	****	****	****	****

****	****	****	****	****

****	****	****	****	****

****	****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A-4

Licensed Research Patents (AAVrh10)

Appin #	Title	Inventors	Nos	Docket
****	****	****	****	****

Docket	Country	Appln No	Filing Date	Patent Number	Issue Date	Pubn Number	Pub Date

****	****	****	****	****	****	****	****

****	****	****	****			****	****

****	****	****	****			****	****

****	****	****	****			****	****

****	****	****	****			****	****

****	****	****	****			****	****

****	****	****	****	****	****	****	****

****	****	****	****	****	****

****	****	****	****	****		****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit B

Specified Vectors

Specified Vector	Disease Indication

AAVrh10	Friedreich’s Ataxia (Systemic)

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Exhibit C

Press Release

CONFIDENTIAL TREATMENT REQUESTED

REGENX BIOSCIENCES ENTERS INTO LICENSE AGREEMENT WITH AAVLIFE

FOR DEVELOPMENT OF TREATMENTS FOR FRIEDREICH’S ATAXIA USING NAV® VECTORS

WASHINGTON, DC and Paris, France April 2014 — REGENX Biosciences, LLC announces that the company has entered into an agreement with AAVLife for the development and commercialization of products to treat Friedreich’s ataxia (FA) using NAV technology.

Under the terms of the Agreement, REGENX granted AAVLife an exclusive worldwide license, with rights to sublicense, to deliver REGENX’s NAV rAAVrh10 vector via non CNS routes to treat FA in humans. In addition, AAVLife was granted an option to obtain a non-exclusive worldwide license to additional NAV vectors for CNS delivery for the treatment of FA in humans. In return for these rights, REGENX receives payments in the form of up-front and on-going fees, certain milestone fees and royalties on net sales of products incorporating NAV vectors. REGENX would also receive a share of any sublicensing revenues.

“REGENX has been engaged with the team at AAVLife, including its stakeholders like the Friedreich’s Ataxia Research Alliance (FARA), since first becoming aware of their gene therapy research results and during the company’s process of formation. We are pleased to formally continue our collaboration with a team who has the leadership, expertise, resources, and commitment to patients that is required in order to develop innovative treatments for patients with FA through the application of NAV technology,” said Ken Mills, President and CEO of REGENX. “We believe this license agreement will be a key component to the successful development of treatments for patients suffering with FA.”

Amber Salzman, Ph.D., Chief Executive Officer and a co-founder of AAVLife, commented: “The right to the REGENX vector is a critical part of our program to advance into clinical trials a gene-therapy approach to treating Friedreich’s ataxia.”

Jennifer Farmer, Executive Director of FARA, added: “Heart disease accounts for most early deaths due to Friedreich’s ataxia. We believe that NAV technology will enable successful clinical studies that are urgently needed for patients with Friedreich’s ataxia.”

About Friedreich’s Ataxia (FA)

Friedreich’s ataxia is a rare, degenerative, life-shortening neuro-muscular disorder that affects children and adults, and involves the loss of strength and coordination usually leading to wheelchair use. Other symptoms may include diminished vision, hearing and speech; scoliosis (curvature of the spine); and increased risk of diabetes. Also associated with the disorder is a progressive decline in cardiac function which is the most common cause of death. There are no FDA-approved treatments.

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About REGENX Biosciences

REGENX Biosciences (www.regenxbio.com) is the leading AAV gene therapy company that is developing a new class of personalized therapies, based on its proprietary NAV vector technology platform, for a range of severe diseases with serious unmet needs. NAV vector technology includes novel AAV vectors such as rAAV7, rAAV8, rAAV9, and rAAVrh10. Our treatments in development include programs for hypercholesterolemia, mucopolysaccharidoses, and retinitis pigmentosa. REGENX’s leadership in AAV gene therapy and corresponding intellectual property has enabled it to establish collaborations with leading global partners including Chatham Therapeutics, Fondazione Telethon, Audentes Therapeutics, Lysogene, Esteve, and AveXis. In addition, together with Fidelity Biosciences, REGENX has formed Dimension Therapeutics, a company focused on the development and commercialization of AAV gene therapies for rare diseases.

For more information regarding REGENX, please visit www.regenxbio.com.

About AAVLife

AAVLife, registered in Paris, is a privately held company dedicated to advancing gene therapy for rare diseases. Further information is available at www.aavlife.com.

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Contact:

REGENX Biosciences

Vit Vasista, 202-785-7438

vvasista @regenxbio.com